Exhibit 10.11

Execution Copy

SECOND AMENDMENT TO THE EXCHANGE AGREEMENT dated as of May 8, 2014 (this “Amendment”), between RCS Capital Corporation, a Delaware corporation (“RCS Capital”), and RCAP Holdings, LLC, a Delaware limited liability company (“RCAP Holdings”) (each of whom may be referred to herein as a “Party” and together as the “Parties”).

WHEREAS, the Parties previously entered into that certain Exchange Agreement dated as of June 10, 2013, as amended February 11, 2014 (the “Exchange Agreement”).

WHEREAS, on February 11, 2014, RCAP Holdings elected, pursuant to Section 2.01 of the Exchange Agreement, to Exchange 23,999,999 Operating Subsidiaries Group Units for 23,999,999 Class A Shares of RCS Capital (the “Elected Exchange”).

WHEREAS, the Parties have determined that there is are scrivener’s errors in Section 2.01(e)(v) of the Exchange Agreement with respect to (a) the reference of the class of equity interests into which Exchanged Class B Units of an Operating Subsidiary were automatically converted, and (b) the section reference of an Operating Subsidiary’s LLC Agreement.

WHEREAS, pursuant to Section 3.13 of the Exchange Agreement, the Exchange Agreement may be amended by a written instrument signed by the Parties.

WHEREAS, the Parties desire to amend the Exchange Agreement to correct such scrivener’s errors and address certain matters as set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1.            Definitions. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Exchange Agreement.

2.            Amendment to Exchange Agreement. Section 2.01(e)(v) of the Exchange Agreement is hereby amended and restated in its entirety to read as follows:

“(v)    each Operating Subsidiary shall deliver to the Corporation a certificate (or other indicia of ownership) representing the number of Class A Units of such Operating Subsidiary equal to the number of Class B Units of such Operating Subsidiary that were Exchanged and thereafter automatically converted, in accordance with Section 3.02(b) of such Operating Subsidiary’s LLC Agreement, into Class A Units of such Operating Subsidiary; and”

3.            Acknowledgement. The Parties hereby acknowledge, confirm and agree that, as a result of the Elected Exchange, on February 11, 2014, (a) RCAP Holdings Exchanged 23,999,999 Operating Subsidiaries Group Units for 23,999,999 Class A Shares of RCS Capital, (b) 23,999,999 Class B Shares were delivered by RCAP Holdings to RCS Capital for cancellation, and (c) 23,999,999 Class B Units of each Operating Subsidiary were acquired by RCS Capital and automatically converted into 23,999,999 Class A Units of each such Operating Subsidiary.

4.            Effect on the Exchange Agreement. Except as specifically amended by this Amendment, the Exchange Agreement shall remain in full force and effect and the Exchange Agreement, as amended by this Amendment, is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Exchange Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Exchange Agreement as amended by this Amendment.

5.            Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

6.            Counterparts. This Agreement may be executed (including by facsimile transmission with counterpart pages) in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both Parties need not sign the same counterpart.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first above written.

RCS CAPITAL CORPORATION

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: Chief Executive Officer

RCAP HOLDINGS, LLC

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Manager

[Signature Page to Second Amendment to the Exchange Agreement]